UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2006

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

P.O. Box 61588

KING OF PRUSSIA, PENNSYLVANIA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2006, Universal Health Services, Inc. entered into an Underwriting Agreement with Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule II therein. Pursuant to such agreement, we sold, and the underwriters bought, $250 million principal amount of our 7.125% Notes due 2016 (the “Notes”). The transaction closed on June 30, 2006. The net proceeds to our company, after deducting the underwriting discount and estimated offering expenses, were approximately $246,620,000.

The Notes were offered and sold pursuant to the Registration Statement on Form S–3 (File No. 333–135277) that we filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2006 relating to the public offering from time to time of our debt securities pursuant to Rule 415 of the Securities Act of 1933, as amended, and the prospectus supplement filed with the SEC on June 29, 2006. In connection with such filings of the Registration Statement and prospectus supplement, we are filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 – Financial Statements and Exhibits.”

An affiliate of J.P. Morgan Securities Inc. acts as the agent for our $500 million unsecured non-amortizing revolving credit facility and affiliates of Banc of America Securities LLC, J.P. Morgan Securities Inc. and certain of the other underwriters are lenders under such credit facility. In addition, J.P. Morgan Securities Inc. is an affiliate of J.P. Morgan Trust Company, National Association, the successor trustee under our indenture relating to the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement by and among Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule II, and the Company, dated June 27, 2006.

4.1 Form of Note

4.2 Officers’ Certificate

5.1 Opinion of Fulbright & Jaworski L.L.P.

23.1 Consent of Fulbright & Jaworski L.L.P. (included in 5.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: June 30, 2006

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement by and among Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule II, and the Company, dated June 27, 2006.

4.1	Form of Note

4.2	Officers’ Certificate

5.1	Opinion of Fulbright & Jaworski L.L.P.

23.1	Consent of Fulbright & Jaworski L.L.P. (included in 5.1)